                               (BELK, INC. LOGO)


                                                                    NEWS RELEASE


CONTACT:
BELK, INC. -- STEVE PERNOTTO, 704-426-1890, steve_pernotto@belk.com


              BELK, INC. ANNOUNCES AGREEMENT WITH SAKS INCORPORATED
             TO ACQUIRE 47 PROFFITT'S AND MCRAE'S DEPARTMENT STORES


CHARLOTTE, N.C., April 29, 2005 - Belk, Inc. today announced that it has entered into an agreement with Saks Incorporated (NYSE:SKS) to purchase 47 of the company's Proffitt's and McRae's regional department stores located in 11 of the 14 Southeastern states where Belk stores currently operate.

Belk will pay $622 million for the stores, which generated a combined total sales volume last year of approximately $700 million. Upon completion of the transaction, which has been approved by the boards of directors of both companies, Belk, Inc. will operate a total of 275 stores in 14 states with an estimated annual sales volume of $3.15 billion. The transaction is scheduled to close on July 5, 2005, and is subject to regulatory review.

Belk will offer all current Proffitt's and McRae's associates employment, and will operate the Proffitt's/McRae's headquarters in Alcoa (metropolitan Knoxville), Tenn. for a transition period anticipated through September 2005. Following the transition period, corporate associates in the Alcoa headquarters will either be offered positions with Belk or will be given appropriate severance packages.

The stores to be acquired by Belk include 25 McRae's department stores located in Alabama (5), Florida (4), Louisiana (2) and Mississippi (14); and 22 Proffitt's department stores located in Alabama (1), Georgia (2), Kentucky (2), North Carolina (1), South Carolina (1), Tennessee (12), Virginia (1) and West Virginia (2). Four McRae's stores, located in Dothan, Ala. (Wiregrass Commons
Mall), Gadsden, Ala., (Colonial Gadsden), Hoover, Ala. (Riverchase Galleria) and Tuscaloosa, Ala. (University Mall), were not included in the transaction.

ACQUISITION EXPECTED TO ACCELERATE SALES AND PROFIT GROWTH

"This transaction solidifies and strengthens our position in the South," said Tim Belk, chairman and CEO of Charlotte, N.C.-based Belk, Inc. "Proffitt's and McRae's are an excellent geographic fit. They give us a leading position in Tennessee and Mississippi and a stronger presence in nine other states. In addition, the combination will create synergies that will improve operating efficiency."

COMPANIES SHARE RICH RETAIL HERITAGE AND STRONG COMMUNITY TIES

"Belk, Proffitt's and McRae's all share a loyal customer following and an outstanding reputation for community service that spans many years," said Belk. "We look forward to building on these traditions."


                                     -More-

TRANSITION TO TAKE 18 MONTHS

"We anticipate that it will take 18 months to complete the integration of these stores, which will include the opening of a new distribution center in the fall of 2006," said Belk. "In the meanwhile, we will remain focused on our current business and ensuring that our customers' needs are met."

ABOUT BELK, INC.

Charlotte, N.C.-based Belk, Inc. is the largest privately owned department store company in the United States. It operates 228 fashion department stores in 14 Southeastern states and was founded in 1888 by William Henry Belk.

Certain statements made in this news release are "forward-looking statements" within the meaning of the federal securities laws. Statements regarding future events and developments and the Company's future performance, as well as our expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. You can identify these forward-looking statements through our use of words such as "may," "will," "should," "intend," "project," "expect," "anticipate," "believe," "estimate," "continue," or other similar words. Certain risks and uncertainties that may cause our actual results to differ significantly from the results we discuss in our forward-looking statements include, but are not limited to: our ability to execute our growth and expansion plans; changes in interest rates; changes in buying, charging and payment behavior among our customers; changes in the competitive environment of the department store and broader retail industry; the effectiveness of our merchandising and sales promotion strategies; seasonal fluctuations in sales and net income; our ability to contain costs and fully realize synergies from our operational consolidations; and changes in accounting standards or legal or regulatory matters.

For additional information on these and other risk factors, see the section captioned "This Report Contains Forward-Looking Statements" in our Annual Report on Form 10-K for the fiscal year ended January 31, 2004 and our other filings with the Securities and Exchange Commission. We believe these forward-looking statements are reasonable. However, you should not place undue reliance on such statements. We undertake no obligation to publicly update or revise any forward-looking statement, even if future events or new information may impact the validity of such statements.


                                     -More-

MCRAE'S/PROFFITT'S STORES TO BE PURCHASED BY BELK, INC. FROM SAKS INCORPORATED


ALABAMA

Birmingham         Roebuck Marketplace        McRae's
Birmingham         Century Plaza Mall         McRae's
Hoover             Riverchase Galleria        Proffitt's
Huntsville         Madison Square             McRae's
Mobile             Springdale Mall            McRae's
Selma              Selma Mall                 McRae's

FLORIDA

Mary Esther        Santa Rosa Mall            McRae's
Ocoee              West Oaks Mall             McRae's
Pensacola          University Mall            McRae's
Sanford            Seminole Towne Center      McRae's

GEORGIA

Dalton             Walnut Square Mall         Proffitt's
Rome               Mt. Berry Square Mall      Proffitt's

KENTUCKY

Ashland            Ashland Town Center        Proffitt's
Elizabethtown      Towne Mall                 Proffitt's

LOUISIANA

Baton Rouge        Mall of Louisiana          McRae's
Monroe             Pecanland Mall             McRae's

MISSISSIPPI

Biloxi             Edgewater Mall             McRae's
Columbus           McRae's University Mall    McRae's
Flowood            Dogwood Festival           McRae's
Gautier            Singing River Mall         McRae's
Greenville         Greenville Mall            McRae's
Hattiesburg        Turtle Creek Mall          McRae's
                   (2 stores)
Jackson            Metrocenter Mall           McRae's
Laurel             Sawmill Square Mall        McRae's
Meridian           Bonita Lakes Mall          McRae's
McComb             Edgewood Mall              McRae's
Natchez            Natchez Mall               McRae's
Ridgeland          Northpark Mall             McRae's
Tupelo             Barnes Crossing Mall       McRae's
Vicksburg          Pemberton Square Mall      McRae's

NORTH CAROLINA

Asheville          Biltmore Square Mall       Proffitt's

SOUTH CAROLINA

Spartanburg        Westgate Mall              Proffitt's

TENNESSEE

Athens             Proffitt's Plaza           Proffitt's
Chattanooga        Hamilton Place             Proffitt's
Chattanooga        Northgate Mall             Proffitt's
Cleveland          Bradley Square Mall        Proffitt's
Greeneville        Greeneville Commons        Proffitt's
Johnson City       The Mall at Johnson City   Proffitt's
Kingsport          Fort Henry Mall            Proffitt's
Knoxville          Knoxville Center Mall      Proffitt's
Knoxville          West Town Mall             Proffitt's
Maryville          Foothills Mall             Proffitt's
Morristown         College Square Mall        Proffitt's
Oak Ridge          Oak Ridge Mall             Proffitt's

VIRGINIA

Bristol            The Bristol Mall           Proffitt's

WEST VIRGINIA

Morgantown         Morgantown Mall            Proffitt's
Parkersburg        Grand Central Mall         Proffitt's
                                              (Vienna)